(LOGO)
      Summa Metals, Inc.
      28281 CROWN VALLEY PKWY SUITE #235, LAGUNA NIGUEL, CA 92667-1461
      TEL: (714) 348-9749 FAX: (714) 348-9747

                                                            10 June, 1998

Mr. Amyn Dahya
Casmyn Corp.
1500 North Georgia St.
Suite 1800
Vancouver, British Columbia V6G2Z6

                       RE: Extension of $100,000.00 Note

Dear Mr. Dahya:

Pursuant to our conversation of this date, you have agreed to extend the time within which the Company has to repay the $100,000.00 note (now past due), as evidenced by said note dated March 29th, 1994.

This note has been modified to extend the payment date until Monday, February 15th, 1999. This note shall continue to bear interest during the extended period as originally set forth.

The Company greatly appreciates your continued patience in this matter.

Sincerely,

THE SUMMA METALS CORPORATION

/s/ Michael M. Chaffee
    ---------------------------
    Michael M. Chaffee
    President
                                        Acknowledged: /s/ Amyn Dahya
                                                          ----------------------
                                                          Amyn Dahya

          ARIZONA * NEVADA * CALIFORNIA * CHIHUAHUA * BAJA CALIFORNIA